Reception#: 728837
07/23/2007 02:44:46 PM B: 1953 P: 0480 Jean Alberico
1 of 3 Rec Fee:$16.00 Doc Fee:0.00 GARFIELD COUNTY CO

ASSIGNMENT OF WORKING INTEREST
Wellbore Only

This Assignment of Working Interest ("Assignment") is made and entered into this 1st day of September, 2006 from **PETROLEUM DEVELOPMENT CORPORATION**, a Nevada Corporation, (herein called "Assignor") to **ROCKIES REGION 2006 LIMITED PARTNERSHIP**, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1. The specific undivided interest shown in Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2. The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above.

3. The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4. The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

This Assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production there from.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the spud date of the well specifically identified in Exhibit A.

PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation

BY:________________________
James P. Wason
Director of Land

STATE OF WELD)
) TO-WIT:
COUNTY OF COLORADO)

The foregoing instrument was acknowledged before me this 1st day of September, 2006 by James P. Wason, as Director of Land of Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained.

NOTARY PUBLIC CARRIE EGGLESTON STATE OF COLORADO

Carrie Eggleston
Notary Public – Colorado
County of Denver
My Commission expires: October 12, 2010

After recording, return to:

Petroleum Development Corporation
1775 Sherman Street, Suite 3000
Denver, CO 80203
Ph: 303-860-5800

Exhibit "A"

Attached to and made part of that Assignment of Working Interest dated September 1, 2006 by and between Petroleum Development Corporation and Rockies Region 2006 Limited Partnership

WELL #	WELL NAME	WORKING INT.	TWP	RNG	SEC	Q/Q	SPUD DATE	LEASE #	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	RECEPTION
06519	Unocal-EnCana 23D-4D	0.99929	6S	96W	4	NESW	12/8/2006	651100	Union Oil Company of California	Tom Brown, Inc.	June 30, 1999	1154	492	-
06564	Unocal-EnCana 24A-4D	0.99929	6S	96W	4	SESW	12/26/2006	651100	Union Oil Company of California	Tom Brown, Inc.	June 30, 1999	1154	492	-
07018	Unocal-EnCana 23B-4D	0.99929	6S	96W	4	NESW	1/7/2007	651100	Union Oil Company of California	Tom Brown, Inc.	June 30, 1999	1154	492	-
07044	Unocal-EnCana 24B-4D	0.99929	6S	96W	4	SWSW	1/21/2007	651100	Union Oil Company of California	Tom Brown, Inc.	June 30, 1999	1154	492	-
06091	Chevron 1N-4D	0.99929	6S	96W	4	SWSW	11/14/2006	660200	Chevron Shale Oil Company	Petroleum Development Corporation	September 20, 2001	1447	536	623084
06093	Chevron 8K-5D	0.99929	6S	96W	5	NESE	12/9/2006	660800	Chevron Shale Oil Company	Petroleum Development Corporation	July 31, 2001	1312	166	593765
06094	Chevron 8I-5D	0.99929	6S	96W	5	NESE	12/27/2006	660800	Chevron Shale Oil Company	Petroleum Development Corporation	July 31, 2001	1312	166	593765
06092	Chevron 8L-5D	0.99929	6S	96W	5	SESE	11/24/2006	660800	Chevron Shale Oil Company	Petroleum Development Corporation	July 31, 2001	1312	166	593765
06088	Chevron 1D-8D	0.99929	6S	96W	8	SWNW	9/8/2006	687400	Chevron U.S.A., Inc.	Petroleum Development Corporation	November 2, 2002	1447	568	623085
06090	Chevron 2B-8D	0.99929	6S	96W	8	SWNW	9/22/2006	687400	Chevron U.S.A., Inc.	Petroleum Development Corporation	November 2, 2002	1447	568	623085
06086	Chevron 1F-8D	0.99929	6S	96W	8	SWNW-DIR	10/6/2006	687400	Chevron U.S.A., Inc.	Petroleum Development Corporation	November 2, 2002	1447	568	623085
06524	Unocal-EnCana 14A-9D	0.99929	6S	96W	9	SWSW	11/25/2006	651100	Union Oil Company of California	Tom Brown, Inc.	June 30, 1999	1154	492	-
06459	Unocal-EnCana 13D-9D	0.99929	6S	96W	9	NWSW	12/9/2006	651100	Union Oil Company of California	Tom Brown, Inc.	June 30, 1999	1154	492	-
06523	Unocal-EnCana 14B-9D	0.99929	6S	96W	9	SWSW	12/23/2006	651100	Union Oil Company of California	Tom Brown, Inc.	June 30, 1999	1154	492	-
07017	Unocal-EnCana 24D-9D	0.99929	6S	96W	9	SESW	1/8/2007	651100	Union Oil Company of California	Tom Brown, Inc.	June 30, 1999	1154	492	-
06076	Chevron 5F-17	0.99929	6S	96W	17	SENW	10/28/2006	691300	Chevron U.S.A., Inc.	Petroleum Development Corporation	November 15, 2002	1447	577	623086
06075	Chevron 3F-17D	0.99929	6S	96W	17	SWNW	11/12/2006	691300	Chevron U.S.A., Inc.	Petroleum Development Corporation	November 15, 2002	1447	577	623086
06060	Puckett 242-36	0.99929	6S	97W	36	NESW	9/12/2006	636800	Puckett Land Co. a Colorado Corporation	Petroleum Development Corporation	November 15, 1999	1164	400	556562
06061	Puckett 251-36	0.99929	6S	97W	36	NWNE	9/30/2006	636800	Puckett Land Co. a Colorado Corporation	Petroleum Development Corporation	November 15, 1999	1164	400	556562
06057	Puckett 33B-7	0.99929	7S	96W	7	SWNE	09/04/06	636800	Puckett Land Co. a Colorado Corporation	Petroleum Development Corporation	November 15, 1999	1164	400	556562
06058	Puckett 34B-7	0.99929	7S	96W	7	SWSE	10/12/2006	636800	Puckett Land Co. a Colorado Corporation	Petroleum Development Corporation	November 15, 1999	1164	400	556562
06056	Puckett 32B-7	0.99929	7S	96W	7	SWNE	9/4/2006	636800	Puckett Land Co. a Colorado Corporation	Petroleum Development Corporation	November 15, 1999	1164	400	556562
06049	Puckett 246-1	0.99929	7S	97W	1	NESW	10/27/2006	636800	Puckett Land Co. a Colorado Corporation	Petroleum Development Corporation	November 15, 1999	1164	400	556562

Reception#: 728837
07/23/2007 02:44:46 PM B: 1953 P: 0483 Jean Alberico
3 of 3 Rec Fee:$16.00 Doc Fee:0.00 GARFIELD COUNTY CO